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                                                                  EXHIBIT 10.34


                  NATIONAL CABLE TELEVISION COOPERATIVE, INC.
                                     BYLAWS


ARTICLE I:  Name, Offices and Goals

         SECTION 1.01 Name. The name of the Corporation shall be: NATIONAL CABLE TELEVISION COOPERATIVE, INCORPORATED.

         SECTION 1.02 Offices. The principal office of the Corporation shall be located in the greater metropolitan area of Kansas City in the State of Kansas. The Corporation may have such other offices, either within or without the State of Kansas, as the Board of Directors may determine or as the affairs of the Corporation may require from time to time.

         SECTION 1.03 Goals. The principal goal of the Corporation is to reduce the operating costs of its members. The strategy used will be to lawfully and ethically combine the individual purchasing powers of Member companies to achieve economies of scale commensurate to their aggregate size. The tactics used to achieve this goal and strategy shall include the execution and operation of master programming network affiliation agreements, bulk purchase contracts and other group purchasing arrangements as may be required to meet the needs of our Members.

ARTICLE II:  Membership

         SECTION 2.01 Classes of Membership. There shall be one class of membership only.

         (a) Any organization engaged in the business of providing television reception or service for the public by means of a cable television system as defined in 47 U.S.C. Sec. 602(6) may be eligible for membership. Organizations which are otherwise eligible for membership as Members, but which are affiliates as defined in this paragraph, shall be deemed to be a single Member

         (b) An organization shall be deemed to be a affiliate of another organization if the first organization controls, is controlled by or is under common control with that other organization. For purposes of the previous sentence, "'control" shall mean the possession, direct or indirect, of power to direct or cause the direction or policies of an organization, whether through the ownership of voting securities, by contract or otherwise.

         SECTION 2.02 Admission. Any organization fulfilling the eligibility requirements of Section 2.01 of this Article I may apply to the Board of Directors for membership. Any organization demonstrating that it has the financial responsibility, technical ability, adequate facilities, and intention to serve the public in a manner which will reflect favorably upon this Corporation and its Members in conformity with the objectives of the Corporation as set forth in the Articles of Incorporation may be admitted to membership upon approval by a majority of the Board of Directors.

         SECTION 2.03 Membership Applications. Applications for membership in the Corporation shall be made in writing addressed to the Secretary of the Corporation in such form as the Board of Directors from time to time may prescribe.

         SECTION 2.04 Transfer of Memberships. Membership in the Corporation and all rights appurtenant thereto (including, without limitation, any and all rights to any deposits made by such Member) shall be transferable by such Member in whole or (if such Member does not dispose of all of his cable television system holdings) in part to any purchaser of an application for membership in the Corporation to the Board of Directors, approval of such application by the Board and the payment of all fees which may be payable to the Corporation.

         SECTION 2.05 Termination of Membership. Subject to the provisions of
Section 2.06 of this Article II, each Member of the Corporation shall continue as such until he no longer qualifies as a member, or until notice of voluntary withdrawal is given to the Board of Directors.

         SECTION 2.06 The Membership of any Member, and that Member's rights to the benefits of membership in the Corporation, may be terminated upon the conditions. and in the manners, described in this section:

         (1) The membership of a Member who no longer fulfills the applicable requirements of Section 2.01 of this Article II may be terminated by the board of Directors upon ninety (90) days notice with an opportunity for a hearing if the Member so requests.

         (2) The membership of any Member that is past due on any payment obligation to the Corporation, whether for programming, equipment, dues or other obligations may be terminated by action of the officers of the corporation upon not less than five (5) days notice to the defaulting Member.

         (3) The Board of Directors may adopt more specific policies implementing the provision of this Section 2.06 and imposing additional obligations on defaulting members.

         SECTION 2.07 Initial Membership Fee. The initial membership fee payable by each Member to the Corporation shall be an amount determined by multiplying one dollar and twenty-five cents ($l.25) times the number of subscribers owned or controlled by such Member at the time of application: provided that, such fee shall not be less than $600 nor greater than $12,500.

         SECTION 2.08 Annual Dues. Each Member shall pay annual dues to the Corporation in accordance with such schedule as may be adopted by the Board of Directors. The initial and subsequent annual dues payable by each member of the Corporation shall be determined by the Board of Directors.


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         SECTION 2.09 Assessments. The Corporation may assess its Members in such amounts and for such purposes as are consistent with its objectives. Assessments may be proposed by the Board of Directors and shall be binding when ratified by a two-thirds majority vote of the Members who are present in person or by proxy at an annual or special meeting held for such purpose. A dissenting Member may terminate its membership, without obligation for the assessment, provided the Secretary is notified of its intention within thirty (30) days of the announcement of the assessment.

         SECTION 2.10 Liability. Unless specifically authorized by resolution passed by the Board of Directors, the Corporation shall not have any liability for any contracts or agreements negotiated on behalf of its Members, even if such contracts or agreements provide that the Corporation shall serve as a payment or collection agent on behalf of Members thereunder.

         SECTION 2.11 Security Arrangements. The Board of Directors shall be entitled to adopt from time to time such arrangements as the Board shall deem appropriate in order to ensure payment by the Members on a timely basis of all programmer fees, including, without limitation, arrangements providing for the escrowing of stipulated amounts by Members to cover such fees.

         SECTION 2.12 Eligibility for benefits. No member shall be entitled to enjoy any of the benefits of any contract negotiated by the Corporation, with any programmer unless such Member is current in the payment of all amounts owing to the Corporation, whether for dues, assessments, programmer fees or other amounts and is otherwise in full compliance with all other terms and provisions of all agreements between such Member and Corporation whereby such benefits are made available to such Member

         ARTICLE III: Member Meetings

         SECTION 3.01 Annual Meeting. The annual meeting of the Members of the Corporation shall be held on such date, at such time and at such place within or without the State of Kansas as may be designated by the Board of Directors, for the purpose of electing Directors and for the transaction of such other business as may be properly brought before the meeting.

         SECTION 3.02 Special Meetings. Except as otherwise provided in the Articles of Incorporation, a special meeting of the Members of the Corporation may be called at any time by the Board of Directors or the President and shall be called by the President or the Secretary at the request in writing of Members holding together at least twenty percent of the votes entitled to be cast at such meeting.

         (a) Any special meeting of the Members shall be held on such date, at such time and at such place within or without the State of Kansas as the Board of Directors to the officer calling the meeting may designate. At a special meeting of the Members, no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting unless all of the Members are present in person or by proxy, in which case any and all business may be transacted at the meeting even though the meeting is held without notice.

         SECTION 3.03 Notice of Meetings. Except as otherwise provided in these By-Laws or by law, a written notice of each meeting of the Members shall be given not less than ten (10) nor more than (60) days before the date of the meeting to each Member of the Corporation entitled to vote at such meeting at his address as it appears on the records of the Corporation, either personally or by mail. The notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

         SECTION 3.04 Quorum. At any meeting of the Members, the holders of a majority of the votes entitled to be cast at such meeting, present in person or represented by proxy, shall constitute a quorum of the Members for all purposes, unless the representation of a larger number of votes shall be required by law, by the Articles of Incorporation or by these By-Laws, in which case the representation of the number of votes so required shall constitute a quorum.

         SECTION 3.05 Adjourned Meetings. Whether or not a quorum shall be present in person or represented at any meeting of the Members, the holders of a majority of the votes entitled to be cast at such meeting present in meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Members may transact any business which might have been transacted by them at the original meeting.

         SECTION 3.06 Organization. The Chairman or, in his absence, the Vice Chairman, shall call all meetings of the Members to order, and shall act as Chairman of such meetings. In the absence of the Chairman and the Vice Chairman, the holders of a majority of votes entitled to be cast at such meeting present in person or represented by proxy shall elect a Chairman pro tem.

         (a) The Secretary of the Corporation shall act as Secretary of all meetings of the Members; but in the absence of the Secretary, the Chairman may appoint any person to act as Secretary of the meeting. It shall be the duty of the Secretary to prepare and make, at least 10 days before every meeting of Members, a complete list of Members entitled to vote at such meeting, arranged in alphabetical order and showing the address of each Member. Such list shall be open, either at a place where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held, for the ten days next preceding the meeting, to the examination of any Member, for any purpose germane to the meeting, during ordinary business hours, and shall be produced and kept at the time and place of the meeting during the whole time thereof and subject to the inspection of any Member who may be present.

         SECTION 3.07 Voting. Except as otherwise provided in the Articles of Incorporation or by law, each Member shall be entitled to exercise the number of votes specified in the following table based upon the number of subscribers served by such Member:




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
Number of Subscribers         Number
                              of Votes

0 - 2,500                            1
2,501 - 5,000                        2
5,001 - 7,500                        3
7,501 - 10,000                       4
10,001 - 20,000                      5
20,001 - 30,000                      6
30,001 - 40,000                      7
40,001 - 50,000                      8
50,001 - 60,000                      9
60,001 and above                     10

         Each Member may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after eleven (11) months from its date, unless the proxy provides for a longer period. When directed by the presiding officer or upon the demand of any Member, the vote upon any matter before a meeting of Members shall be by ballot. Except as otherwise provided by law or by the Articles of Incorporation, Directors shall be elected by a plurality of the votes cast at a meeting of Members and, whenever any corporate action, other than the election of Directors is to be taken, it shall be authorized by a majority of the votes cast at a meeting of Members.

         SECTION 3.08 Voting by Mail. Unless otherwise provided in the Articles of Incorporation, any action required to be taken or which may be taken at any annual or special meeting of the Members of the Corporation may be conducted by mail, without a meeting and without prior notice, if a request for consent thereto in writing, setting forth the action to be taken, shall be mailed to all the Members and shall thereafter be signed and returned to the Secretary of the Corporation by the holders of votes entitled to be cast having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all the holders of votes entitled to vote thereon were present and voted. Prompt notice of the taking of any such action by the Members shall be given to all Members.

         ARTICLE IV: Board of Directors

         SECTION 4.01 Number and Term of Office. The business and affairs of the Corporation shall be managed by or under the direction of a Board of at least three and no more than fifteen Directors. The Board of Directors of the Corporation shall initially consist of seven Directors.

         (a) Directors need not be Members of the Corporation or officers, directors, principals, partners or employees of Members. The Board of Directors shall be divided into three classes, composed initially of one class of two Directors, a second class of two Directors and a third class of three Directors. Directors of the first class shall serve for an initial term of three years; Directors of the second class shall serve for an initial term of two years and Directors of the third class shall serve for an initial term of one year. Thereafter, Directors of each class shall serve for a term of three years. Directors of the appropriate class (i.e. whose three-year term has expired) shall, except as hereinafter otherwise provided for filling vacancies, be elected at the annual meeting of Members, and shall hold office until their respective successors are elected and qualified or until their earlier resignation or removal.

         (b) The Board of Directors may, by resolution passed by a majority of the Directors then in office, increase the number of Directors to a maximum of fifteen; the number of Directors may be increased beyond fifteen only by amendment of these By-Laws.

         (c) Such persons as may from time to time be selected by a majority of the whole Board may serve at the pleasure of the Board as ex officio members of the Board of Directors. Such ex officio members shall be entitled to notice of all meetings of the Board and to attend thereat, but shall not be entitled to vote, and shall be known and designated as "Ex Officio Members of the Board".

         SECTION 4.02 Removal, Vacancies and Additional Directors. The Members may, at any special meeting the notice of which shall state that it is called for that purpose, remove, with or without cause, any Director and fill the vacancy. Vacancies caused by any such removal and not filled by the Members at the meeting at which such removal shall have been made, or any vacancy caused by the death or resignation of any Director or for any other reason, and any newly created directorship resulting from any increase in the authorized number of Directors, may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, and any Director so elected to fill any such vacancy or newly created directorship shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

         (a) When one or more Directors shall resign effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office as herein provided in connection with the filling of other vacancies.

         SECTION 4.03 Place of Meeting. The Board of Directors may hold its meetings within or without the State of Kansas as the Board from time to time shall determine.

         SECTION 4.04 Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as the Board from time to time by resolution shall determine. No notice shall be required for any regular meeting of the Board of Directors, but a copy of every resolution fixing or changing the time or place or regular meetings shall be mailed to every Director at least five days before the first meeting held in pursuance thereof.

         SECTION 4.05 Special Meetings. Special meetings of the Board of Directors shall be held whenever called by direction of the Chairman, or by a majority of the Directors then in office.

         (a) Notice of the day, hour and place of holding of each special meeting shall be given by mailing the same at least two days before the meeting or by causing the same to be transmitted by telex or cable at least one day before the meeting to each Director. Unless otherwise indicated in the notice thereof, any and all business other than an amendment of these By-Laws may be transacted at any special meeting, and an amendment of these By-Laws may be acted upon if the notice of the meeting shall have stated that the amendment of these By-Laws is one of the purposes of the meeting.

         (b) At any meeting at which every Director shall be present, even though without any notice, any business may be transacted, including the




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amendment of these By-Laws.

         SECTION 4.06 Quorum. Subject to the provisions of Section 2 of this
Article III, a majority of the members of the Board of Directors in office (but in no case less than one-third of the total number of Directors nor less than two Directors) shall constitute a quorum for the transaction of business and the vote of the majority of the Directors present at any meeting of the Board of Directors at which a quorum is present shall be the act of the Board of Directors. If at any meeting of the Board there is less than a quorum present, a majority of those present may adjourn the meeting from time to time

         SECTION 4.07 Organization. The Chairman shall preside at all meetings of the Board of Directors. In the absence of the Chairman, a Vice Chairman shall be elected from the Directors present. The Secretary of the Corporation shall act as Secretary of all meetings of the Directors; but in the absence of the Secretary, the Chairman may appoint any person to act as Secretary of the meeting.

         SECTION 4.08 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the Directors of the Corporation. Such committees may also contain one or more Ex Officio Members of the Board. The Board may designate one or more Directors as alternate members of any committee.

         (a) In the absence or disqualification of a member of a committee, the members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

         (b) Any such committee, to the extent provided by resolution passed by a majority of the whole board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and the affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it: but no such committee shall have the power or authority in reference to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the Members the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the Members a dissolution of the Corporation or a revocation of a dissolution, or amending these By-Laws.

         (c) The Board of Directors may also, by resolution passed by a majority of the whole Board, designate one or more committees consisting entirely or in part of Ex Officio Members of the Board and grant such Ex Officio Members the right to vote as members of any such committee, provided that, all actions approved by any such committee shall be subject to approval by a majority of the whole Board.

         SECTION 4.09 Conference Telephone Meetings. Unless otherwise restricted by the Articles of Incorporation or by these By-Laws, the members of the Board of Directors or any committee designated by the Board, may participate in a meeting of the Board or such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

         SECTION 4.10 Annual Report. At the Annual meeting of the Members, the Board of Directors shall present a Report, verified by the Chairman and Treasurer or by a majority of the Directors, or certified by an independent public or certified public accountant or a firm of such accountants selected by the Board, showing in appropriate detail the following:

         (a) The assets and liabilities of the Corporation as of the end of a 12-month fiscal period terminating not more than six (6) months prior to the meeting.

         (b) The principal changes in assets and liabilities during the year immediately preceding the date of the Report.

         (c) The revenues of receipts of the Corporation, both unrestricted and restricted to particular purposes, for the year immediately preceding the date of the Report.

         (d) The expenses or disbursements of the Corporation for both general and restricted purposes, during the year immediately preceding the date of the Report.

         (e) The number of Members of the Corporation as of the date of the Report, together with a statement of increase or decrease in such number during the year immediately preceding the date of the Report, and a statement of the place where the names and places of residence of the current Members may be found.

         (f) The Annual Report of Directors shall be filed with the records of the Corporation and either a copy or an abstract thereof entered in the Minutes of the proceedings of the Annual Meeting of Members. As soon as practicable after the close of the fiscal year, an appropriate Annual Report shall also be distributed to all Members.

         SECTION 4.11 Consent of Directors or Committee in Lieu of Meeting. Unless otherwise restricted by the Articles of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may.

         ARTICLE V:  Officers

         SECTION 5.01 Elected Officers. The officers of the Corporation shall be a Chairman, a Vice Chairman, a Secretary and a Treasurer, and such additional officers, if any, as shall be elected by the Board of Directors pursuant to the provisions of Section 5.06 of this Article V.

         (a) The Chairman, the Vice Chairman, the Secretary and the Treasurer shall be elected by the Board of Directors at its first meeting after each annual meeting of the Members. The failure to hold such election shall not of itself terminate the term of office of any officer. All officers shall hold office at the pleasure of the Board of Directors, but the term of office for any elected officer shall in no event exceed three years.

         (b) Any officer may resign at any time upon written notice to the Corporation. Officers may, but need, not, be Directors. Any number of offices may be held by the same person, except the offices of President and Sec-




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retary may not be held by the same person.

         (c) All officers, agents and employees shall be subject to removal, with or without cause, at any time by the Board of Directors. The removal of an officer without cause shall be without prejudice to his contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. All agents and employees other than officers elected by the Board of Directors shall also be subject to removal, with or without cause, at any time by the officers appointing them.

         (d) Any vacancy caused by the death of any officer, his resignation, his removal, or otherwise, may be filled by the Board of Directors, and any officer so elected shall hold office at the pleasure of the Board of Directors, but in no event for more than three years.

         (e) In addition to the powers and duties of the officers of the Corporation as set forth in the By-Laws, the officers shall have such authority and shall perform such duties as from time to time maybe determined by the Board of Directors.

         SECTION 5.02 Powers and Duties of the Chairman. The Chairman shall be the chief executive officer of the Corporation and, subject to the control of the Board of Directors, shall have general charge and control of all its business and affairs and shall perform all duties incident to the office of the Chairman.

         (a) He shall preside at all meetings of the Members and at all meetings of the Board of Directors and shall have such other powers and perform such other duties as may from time to time be assigned to him by these ByLaws or by the Board of Directors.

         SECTION 5.03 Powers and Duties of the Vice Chairman. The Vice Chairman shall perform all duties incident to the office of Vice Chairman and shall have such other powers and perform such other duties as may from time to time be assigned to him by these ByLaws or by the Board of Directors or the Chairman.

         SECTION 5.04 Powers and Duties of the Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors and the minutes of all meetings of the Members in books provided for that purpose; he shall attend to the giving or serving of all notices of the Corporation.

         (a) He shall have custody of the corporate seal and shall affix the same to such documents and other papers as the Board of Directors or the Chairman shall authorize and direct.

         (b) He shall have charge of such other books and papers as the Board of Directors or the Chairman shall direct, all of which shall at all reasonable times be open to the examination of any Director of Member, upon application, at the office of the Corporation during business hours.

         (c) He shall perform all duties incident to the office of Secretary and shall also have such other powers and shall perform such other duties as may from time to time be assigned to him by these By-Laws or the Board of Directors or the Chairman.

         SECTION 5.05 Powers and Duties of the Treasurer. The Treasurer shall have custody of, and shall properly pay out, disburse or otherwise dispose of, all funds of the Corporation which may have come into his hands.

         (a) He may endorse on behalf of the Corporation for collection checks, notes and other obligations and shall deposit the same to the credit of the Corporation in such bank or banks or depositary or depositaries as the Board of Directors may designate.

         (b) He shall sign all receipts and vouchers for payments made to the
Corporation: he shall enter or cause to be entered regularly in the books of the Corporation kept for the purpose full and accurate accounts of all moneys received or paid or otherwise disposed of by him and whenever required by the Board of Directors or the Chairman shall render statements of such accounts.

         (c) He shall, at all reasonable times, exhibit his books and account to any Director or Member of the Corporation upon application at the office of the Corporation during business hours; and he shall perform all duties incident to the office of Treasurer and shall also have such other powers and shall perform such other duties as may from time to time be assigned to him by these ByLaws or the Board of Directors or the Chairman.

         SECTION 5.06 Giving of Bond by Officers. The Chairman, the President, the Treasurer and each other person having authority to sign checks, drafts, notes or other obligations or orders for the payment of money on behalf of the Corporation or having custody or control over funds of the Corporation shall furnish bonds to the Corporation for the faithful performance of their duties, in such penalties and with such conditions and security as the Board shall require.

         (a) All other officers of the Corporation, if required to do so by the Board of Directors, shall furnish such bonds to the Corporation, in such penalties and with such conditions and security as the Board shall require.

         SECTION 5.07 Appointed Officers. In addition to the elected officers enumerated herein, both the President and any Vice Presidents of the Corporation, as named by the Board of Directors, shall be deemed to be officers of the Corporation. They shall hold office at the discretion of the Board and consistent with any term agreement reached by the Board.

         SECTION 5.08 Powers and Duties of the President. The Board of Directors may employ or retain a President who shall hold office for a term, and upon such compensation as specified by mutual agreement, subject to the provisions of Sec. 5.01(c). The President shall be the chief operating officer of the Corporation. The President shall manage the affairs of the Corporation under the direction of the Board of Directors.

         (a) The President shall be deemed a non-voting member of the Board of Directors and shall attend all meetings of the Board.

         (b) At the discretion of the Treasurer, he shall collect, or have collected, all monies due the Corporation and turn same over to the Treasurer or his designee. He shall have charge of the entries into the books and accounts of the Corporation and shall furnish the Board of Directors with such statements of account as may be required.

         (c) He shall conduct the general correspondence of the Corporation and shall keep, or cause to be kept, full records of the Corporation's business. He shall be responsible for the properties of the Corporation.

         (d) He shall employ such personnel as may be necessary for the effective accomplishment of the purposes of the Corporation.




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



         (e) He shall prepare and submit to each scheduled meeting of the Board of Directors a comprehensive report of the progress and status of the affairs of the Corporation.

         (f) He shall perform such other duties as may be assigned to him by the Board of Directors.

         (g) He shall furnish, upon re-quest of the Board, a bond satisfactory to the Board, the expense of which shall be borne by the Corporation.

         SECTION 5.09 Powers and Duties of the Vice President(s). One or more Vice Presidents may be employed by the Board of Directors to hold office for a term and upon compensation as specified by mutual agreement, subject to the provisions of Sec. 5.01(c). The duties of the Vice President(s) shall be those enumerated by the President.

         ARTICLE Vl:  Miscellaneous

         SECTION 6.01 Fiscal Year The fiscal year of the Corporation shall begin on the first day of January and end on the last day of December in each year.

         SECTION 6.02 Gifts The Board of Directors may accept on behalf of the Corporation any contribution, gift, bequest or devise for the general purposes or for any special purpose of the Corporation.

         SECTION 6.03 Certificates of Membership. The Certificate of Membership in the Corporation shall be in such form as shall be approved by the Board of Directors. All Certificates shall bear the name of the Corporation, shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary and shall be nontransferable. The fact that the Corporation is a Nonprofit Corporation and that the Certificate is non-transferable shall be noted conspicuously on the face of each Certificate.

         SECTION 6.04 Record Date. In order that the Corporation may determine the Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

         (a) If no record date is fixed, the record date for determining Members entitled to notice of or to vote at a meeting of Members shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and the record date for determining Members for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of Members of record entitled to notice of or to vote at a meeting of Members shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         SECTION 6.05 Corporate Seal. The Board of Directors shall provide a suitable seal, containing the name of the Corporation, which seal shall be kept in the custody of the Secretary. A duplicate of the seal may be kept and be used by any officer of the Corporation designated by the Board or the Chairman.

         SECTION 6.07 Checks, Notes, Etc. All checks, drafts, bills of exchange, acceptances, notes or other obligations or orders for the payment of money shall be signed and, if so required by the Board of Directors, countersigned by such officers of the Corporation and/or other persons as shall from time to time be designated by the Board of Directors or pursuant to authority delegated by the Board.

         (a) Checks, drafts, bills of exchange, acceptances, notes, obligations and orders for the payment of money made payable to the Corporation may be endorsed for deposit to the credit of the Corporation with a duly authorized depositary by the Treasurer and/or such other officers or persons as shall from time to time be designated by the Treasurer.

         SECTION 6.08 Loans. No loans and no renewals of any loans shall be contracted on behalf of the Corporation except as authorized by the Board of Directors. When authorized so to do, any officer or agent of the Corporation may effect loans and advances for the Corporation from any bank, trust company or other institution or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the Corporation.

         (a) When authorized to do so, any officer or agent of the Corporation may pledge, hypothecate or transfer, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all property at any time held by the Corporation, and to that end may endorse, assign and deliver the same. Such authority may be general or confined to specific instances.

         SECTION 6.09 Waivers of Notice. Whenever any notice whatever is required to be given by law, by the Articles of Incorporation or by these By-Laws to any person or persons, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

         SECTION 6.10 Indemnification of Directors, Officers and Employees. The Corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to an action, suit or proceeding, whether criminal (unless convicted), civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a Director, Officer, employee or agent of the Corporation or is or was serving, at the request of the Corporation, as a Director, Officer or employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

         SECTION 6.11 Restriction on Corporate Activity. Notwithstanding any other provision set forth herein, the Corporation shall not, in pursuit of any




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of its lawful corporate purposes, play any role whatsoever: (i) in determining the programming, services or goods which any Members uses, employs or acquires;
(ii) in determining the content of any programming of any Member; or (iii) in determining the rates charged by any Member to its subscribers. In setting forth the above limitations on the Corporation's activities, it is the express intent of the Corporation to take no action whatsoever which will in any way abate full and unfettered competition among the Members, whether with respect to the public or among themselves.

         SECTION 6.12 Amendments. These By-Laws and any amendment thereof may be altered, amended or repealed, or new By-Laws may be adopted, by the Board of Directors at any regular or special meeting by the affirmative vote of a majority of all of the members of the Board, provided in the case of any special meeting at which all of the members of the Board are not present, that the notice of such meeting shall have stated that the amendment of these By-Laws was one of the purposes of the meeting; but these By-Laws and any amendment thereof, including the By-Laws adopted by the Board of Directors, may be altered, amended or repealed and other By-Laws may be adopted by the holders of a majority of the votes entitled to cast at any annual meeting or at any special meeting, provided, in the case of any special meeting, that notice of such proposed alteration, amendment, repeal or adoption is included in the notice of the meeting.

         SECTION 6.13 Compensation of Officers. The officers of the Corporation shall be entitled to receive such compensation for their services as shall from time to time be determined by the Board of Directors.




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     [CERTIFICATE OF NATIONAL CABLE TELEVISION COOPERATIVE, INCLUDING LOGO,
                                 APPEARS HERE]

                      NATIONAL CABLE TELEVISION COOPERATIVE
                                     MEMBER

                               This certifies that

                            ------------------------
                             CYBERNET HOLDING, INC.
                                   MEMBER #601
                            JOINED: JANUARY 16, 1996

                            ------------------------

                       is a member in good standing of the
                  National Cable Television Cooperative, Inc.

DATED:  JANUARY 29, 1996                     PRESIDENT  /s/ Michael L. Pandzik
                                                       -----------------------